SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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____________________________ TENGASCO, INC. ______________________________________________
(Name of Registrant as Specified in its Charter)

      _____________________________________________________________________________________________
(Name of person(s) Filing Proxy Statement if other than Registrant)

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TENGASCO, INC.
11121 Kingston Pike, Suite E
KNOXVILLE, TENNESSEE 37934

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 20, 2011

TO THE STOCKHOLDERS:

Notice is hereby given that the 2011 annual meeting of stockholders (the "Annual Meeting") of Tengasco, Inc. (the "Company") has been called for and will be held at the Homewood Suites by Hilton, 10935 Turkey Drive, Knoxville, Tennessee 37922 at 9:00 A.M., local time, on Monday, June 20, 2011 for the following purposes:

1.
To elect Jeffrey R. Bailey, Matthew K. Behrent, Hughree F. Brooks, John A. Clendening, and Peter E. Salas to the Board of Directors to hold office until their successors shall have been elected and qualify;

2.	To approve changing the State of Incorporation of the Company from Tennessee to Delaware;

3.	To ratify the appointment by the Board of Directors of Rodefer Moss & Co, PLLC to serve as the independent certified public accountants for the current fiscal year; and

4.	To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 5, 2011 as the record date for the determination of the stockholders entitled to receive notice and to vote at the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's offices at 11121 Kingston Pike, Suite E, Knoxville TN 37934, for ten (10) days prior to June 20, 2011.

Dated: May 2, 2011
By Order of the Board of Directors

Jeffrey R. Bailey, Chief Executive Officer

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE.  THE GRANTING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

INTERNET AVAILABILITY OF PROXY MATERIALS

This Notice of Annual Meeting and Proxy Statement along with the form of proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 will be available on the Company’s website at www.tengasco.com/proxymaterials.html  beginning on the first day these materials are mailed to shareholders which is anticipated to be May 2,  2011.

2

TENGASCO, INC.
PROXY STATEMENT

GENERAL

This proxy statement is furnished by the Board of Directors of Tengasco, Inc., a Tennessee corporation (sometimes the “Company” or “Tengasco”), with offices located at 11121 Kingston Pike, Suite E, Knoxville TN 37934, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company to be held on June 20, 2011 and at any adjournments thereof (the “Annual Meeting”). This proxy statement will be mailed to stockholders beginning approximately May 2, 2011.

You may vote in person at the Annual Meeting or you may vote by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. If your share ownership is recorded directly, you will receive a proxy card. Voting instructions are included on the proxy card.  If your share ownership is beneficial (that is, your shares are held in the name of a bank, broker or other nominee referred to as in “street name”), your broker will issue you a voting instruction form that you use to instruct them how to vote your shares. Your broker must follow your voting instructions. Although most brokers and nominees offer mail, telephone and internet voting, availability and specific procedures will depend on their voting arrangements.

If a proxy is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the Chief Executive Officer of the Company, or by a stockholder voting in person at the Annual Meeting. Unless instructions to the contrary are indicated, proxies will be voted FOR the election of the directors named therein and and FOR the approval of an Agreement and Plan of Merger for the purpose of changing the State of Incorporation of the Company from Tennessee to Delaware and FOR the ratification of the selection by the Audit Committee of the Board of Directors of Rodefer Moss & Co, PLLC, as the independent certified public accountants of the Company.

A copy of the Company’s Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2010 ("Fiscal 2010"), which contains financial statements audited by the Company's independent certified public accountants accompanies this proxy statement.

The cost of preparing, assembling and mailing this notice of meeting, proxy statement, the enclosed Annual Report on Form 10-K and proxy will be borne by the Company.  In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, fax transmission or e-mail. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of the common stock. The Company will reimburse such persons for their expenses in forwarding soliciting material.

VOTING SECURITIES AND
PRINCIPAL HOLDERS

The Board of Directors has fixed the close of business on April 5, 2011 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at the Annual Meeting. Only stockholders on the Record Date will be able to vote at the Annual Meeting.

As of the Record Date, 60,687,413 shares of the Company's common stock, $.001 par value per share are outstanding, and each share will be entitled to one (1) vote, with no shares having cumulative voting rights. Holders of shares of common stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by shares present or represented at the Annual Meeting is required for approval of each matter that will be submitted to the stockholders.

Management knows of no business other than that specified in Items 1, 2, and 3 of the Notice of Annual Meeting that will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The following table sets forth the share holdings of those persons who own more than 5% of the Company's common stock as of April 5, 2011 with these computations being based upon 60,687,413 shares of common stock being outstanding as of that date and as to each shareholder, as it may pertain, assumes the exercise of options or warrants granted or held by such shareholder as of April 5, 2011.

Five Percent Stockholders1

Name and Address	Title	Number of Shares Beneficially Owned	Percent of Class
Dolphin Offshore Partners, L.P. c/o Dolphin Asset Management Corp. 129 East 17th Street New York, NY 10003	Stockholder	21,183,7422	34.8%

1 Unless otherwise stated, all shares of Common Stock are directly held with sole voting and dispositive power.

2 Consists of 20,839,492 shares held directly by Dolphin Offshore Partners, L.P. (“Dolphin”) and 218,000 shares held directly by Peter E. Salas, and a vested, fully exercisable option to purchase 126,250 shares granted to Mr. Salas who is the Chairman of the Company’s Board of Directors and is the sole shareholder and controlling person of Dolphin Management, Inc., the general partner of Dolphin.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

GENERAL

Article III, paragraph number 2 of the Company's Bylaws provides that the number of directors of the Company shall be a minimum of three and a maximum of ten. The members of the Board of Directors are each elected for a one-year term or until their successors are elected and qualify with a plurality of votes cast in favor of their election. Five nominees are put forth before the stockholders for election to the Board of Directors at the Annual Meeting. All of the nominees are presently directors of the Company and Mr. Jeffrey R. Bailey, one of the director-nominees is also presently the Chief Executive Officer of the Company.

The directors will serve until the next annual meeting of stockholders and thereafter until their successors shall have been elected and qualified.

Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of the nominees named above as directors. If any nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

BOARD OF DIRECTORS

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company.  Although only one member of the Board is involved in day-to-day operating details, the other members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings.  The Board of Directors held eight meetings in Fiscal 2010.  All directors who are up for re-election, except for Hughree F. Brooks who became a member of the Board of the Directors on December 3, 2010, attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors served during Fiscal 2010.  Although it has no formal policy requiring attendance, the Company encourages all of its directors to attend the annual meeting of stockholders.  All of the Company’s directors attended last year’s Annual Meeting and it is anticipated that all of the director-nominees will attend this year’s Annual Meeting.

There is no understanding or arrangement between any director and any other persons pursuant to which such individual was or is to be selected as a director or nominee of the Company.

The Company’s Chief Executive Officer serves as a Director, but does not serve as Chairman of the Board of Directors.  The Company has determined that dividing the functions of CEO and Chairman between two individuals, while placing the CEO on the Board has the dual beneficial effects of assisting both the CEO in making operational decisions as he is expected to do in the ongoing operation of the Company with accessability to the guidance of the Board, while allowing the Board to more effectively oversee the business risk without any additional influence from the CEO if he were also serving as Chairman of the Board.

Identification of Director-Nominees

The following table sets forth the names of all current director-nominees.

Name	Positions Held	Date of Initial Election or Designation

Jeffrey R. Bailey	Director; Chief Executive Officer	2/28/03-8/11/04; 10/21/04 7/17/02
Matthew K. Behrent	Director	3/27/07
Hughree F. Brooks	Director	12/03/10
John A.Clendening	Director	2/28/03

Peter E. Salas	Director; Chairman of the Board	10/8/02 10/21/04

Background of Directors

The following is a brief account of the experience, for at least the past five (5) years, of each nominee for director.

Jeffrey R. Bailey is 53 years old. He graduated in 1980 from New Mexico Institute of Mining and Technology with a B.S. degree in Geological Engineering. Upon graduation he joined Gearhart Industries as a field engineer working in Texas, New Mexico, Kansas, Oklahoma and Arkansas. Gearhart Industries later merged with Halliburton Company. In 1993, after 13 years working in various field operations and management roles primarily focused on reservoir evaluation, log analysis and log data acquisition he assumed a global role with Halliburton as a petrophysics instructor in Fort Worth, Texas. His duties were to teach Halliburton personnel and customers around the world log analysis and competition technology and to review analytical reservoir problems. In this role Mr. Bailey had the opportunity to review reservoirs in Europe, Latin America, Asia Pacific and the Middle East developing a special expertise in carbonate reservoirs. In 1997, he became technical manager for Halliburton in Mexico focusing on finding engineering solutions to the production challenges of large carbonate reservoirs in Mexico. He joined the Company as its Chief Geological Engineer on March 1, 2002. The experience, qualifications, attributes, and skills gained by Mr. Bailey in these oil and gas exploration and production industry positions directly apply to the operations of the Company and lead to the

conclusion that Mr. Bailey should serve as a Director of the Company.   Mr. Bailey was elected as President of the Company on July 17, 2002 and is presently the Company’s Chief Executive Officer. He was elected as a Director on February 28, 2003 and served as a Director until August 11, 2004. He was again elected to the Company’s Board of Directors on October 21, 2004 and has remained a Director since that time.

 Matthew K. Behrent is 40 years old. He currently is the Executive Vice President, Corporate Development of EDCI Holdings, Inc (OTC Pink Sheets: EDCI), a company that is currently engaged in carrying out a plan of dissolution, including continuing to oversee and seek value for its majority equity stake in Entertainment Distribution Company, GmbH (“EDC GmbH”), a European company engaged in the manufacture and distribution of CDs and DVDs for the entertainment industry. Mr. Behrent is also the Chairman of the Supervisory Board of EDC GmbH. Before joining EDCI in June, 2005, Mr. Behrent was an investment banker, working as a Vice-President at Revolution Partners, a technology focused investment bank in Boston, from March 2004 until June 2005 and as an associate in Credit Suisse First Boston Corporation's technology mergers and acquisitions group from June 2000 until January 2003. From June 1997 to May 2000, Mr. Behrent practiced law, most recently with Cleary, Gottlieb, Steen & Hamilton in New York, advising financial sponsors and corporate clients in connection with financings and mergers and acquisitions transactions. Mr. Behrent received his J.D. from Stanford Law School in 1997, and his B.A. in Political Science and Political Theory from Hampshire College in 1992. He became a Director of the Company on March 27, 2007.   He is also a Director and Chairman of the Audit Committee of Asure Software, Inc. (Nasdaq: ASUR).  The experience, qualifications, attributes, and skills gained by Mr. Behrent in these sophisticated legal and financial positions directly apply to and support the financial oversight of the Company’s operations and lead to the conclusion that Mr. Behrent should serve as a Director of the Company.

Hughree F. Brooks is 56 years old.  In 2010, he co-founded Powerhouse Energy Solutions LLC, a company engaged in providing equipment and services to clients in the renewable and energy industry in the United States and abroad. Powerhouse is a provider of solar panels as well as advisory services to biofuel producers. Since 1998, Mr. Brooks has continuously provided consulting services in the oil and gas exploration industry. These services include land management, landowner representation, deal structuring and financing, and expert witness services. Mr. Brooks has 35 years of experience as a land manager with independent and major oil companies including Amoco Production, Mitchell Energy, Ladd Petroleum, Phoenix Exploration and Renown Petroleum Inc. His clients own in excess of 16,000 acres in South Louisiana with a long history of oil and gas production. In 2002, he founded and continues to serve as the Executive Director of Friends Of The Farm, a Texas nonprofit. Mr. Brooks is a licensed attorney who received his J.D. from Loyola Law School in 1980. He received his B.S. in Social Studies in 1976 from Loyola University in New Orleans.

Dr. John A. Clendening is 79 years old. He received B.S. (1958), M.S. (1960) and Ph. D.  (1970) degrees in geology from West Virginia University. He was employed as a Palynologist-Coal Geologist at the West Virginia Geological Survey from 1960 until 1968. He joined Amoco in 1968 and remained with Amoco as a senior geological associate until 1992.

Dr. Clendening has served as President and other offices of the American Association of Stratigraphic Palynologists and the Society of Organic Petrologists. From 1992-1998 he was engaged in association with Laird Exploration Co., Inc. of Houston, Texas, directing exploration and production in south central Kentucky. In 1999, he purchased all the assets of Laird Exploration in south central Kentucky and operates independently. While with Amoco Dr. Clendening was instrumental in Amoco's acquisition in the early 1970's of large land acreage holdings in Northeast Tennessee, based upon his geological studies and recommendations. His work led directly to the discovery of what is now the Company’s Paul Reed # 1 well.  He further recognized the area to have significant oil and gas potential and is credited with discovery of the field that is now known as the Company's Swan Creek Field. Dr. Clendening previously served as a Director of the Company from September 1998 to August 2000. He was again elected as a Director of the Company on February 28, 2003. The experience, qualifications, attributes, and skills gained by Dr. Clendening in the science of geology and the oil and gas exploration and production industry as reflected in his extensive career fully and directly apply to the operations of the Company and lead to the conclusion that Dr. Clendening should serve as a Director of the Company.

   Peter E. Salas is 56 years old.  He has been President of Dolphin Asset Management Corp. and its related companies since he founded it in 1988.  Prior to establishing Dolphin, he was with J.P. Morgan Investment Management, Inc. for ten years, becoming Co-manager, Small Company Fund and Director-Small Cap Research.  He received an A.B. degree in Economics from Harvard in 1976.  Mr. Salas was elected to the Board of Directors on October 8, 2002. Mr. Salas also serves on the boards of Williams Controls, Inc. and Southwall Technologies, Inc. The business experience, attributes, and skills gained by Mr. Salas in these sophisticated financial positions, together with his service as director of other public companies and his capacity as controlling person of the Company’s largest shareholder directly apply to and support his qualification as a director, and lead to the conclusion that Mr. Salas should serve as a Director of the Company.

Director Independence

The Rules of the NYSE Amex (the “NYSE Amex Rules”) require that issuers, such as the Company, which are a Smaller Reporting Company pursuant to Regulation S-K Item 10(f) (1) maintain a board of directors of which at least one-half of the members are independent in that they are not officers of the Company and are free of any relationship that would interfere with the exercise of their independent judgment. The NYSE Amex Rules also require that the Company’s Board of Directors’ Audit Committee be comprised of at least three members all of whom qualify as independent under the criteria set forth in Rule 10 A-3 of the Securities Exchange Act of 1934 and NYSE Amex Rule 803(b)(2). The Board of Directors has determined that four of the five director-nominees, Matthew K. Behrent, John A. Clendening, Hughree F. Brooks, and Peter E. Salas, are independent as defined by the NYSE AMEX Rules, and that  Matthew K. Behrent, John A. Clendening, and Hughree F. Brooks are also independent as defined by Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission and that each of these nominees does not have any relationship which would interfere with the exercise of his independent judgment in carrying out his responsibilities as a director. In reaching its determination, the Board of Directors reviewed certain categorical independence standards to provide assistance in the determination of director independence. The categorical standards are set forth below and provide that a director will not qualify as an independent director under the NYSE Amex Rules if:

•	The Director is, or has been during the last three years, an employee or an officer of the Company or any of its affiliates;

•
The Director has received, or has an immediate family member3 who has received, during any twelve consecutive months in the last three years any compensation from the Company in excess of $120,000, other than compensation for service on the Board of Directors, compensation to an immediate family member who is an employee other than an executive officer, compensation received as an interim executive officer or benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•	The Director is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer;

•
The Director, or an immediate family member, is a partner in, or controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or received, payments (other than those arising solely

3 Under these categorical standards “immediate family member” includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home (other than a domestic employee).

from investments in the Company’s securities) that exceed 5% of the Company’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

•
The Director, or an immediate family member, is employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the Company’s executives serve on that entity’s compensation committee; or

•
The Director, or an immediate family member, is a current partner of the Company’s outside auditors, or was a partner or employee of the Company’s outside auditors who worked on the Company’s audit at any time during the past three years.

The following additional categorical standards were employed by the Board in determining whether a director qualified as independent to serve on the Audit Committee and provide that a director will not qualify if:

•	The Director directly or indirectly accepts any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries; or

•	The Director is an affiliated person4 of the Company or any of its subsidiaries.

•	The Director did not participate in the preparation of the Company’s financial statements at any time during the past three years.

The independent members of the Board meet as often as necessary to fulfill their responsibilities, but meet at least annually in executive session without the presence of non-independent directors and management.

Committees

The Company’s Board has operating audit, governance, and compensation/stock option committees.

Audit Committee

In Fiscal 2010, director-nominees John A. Clendening, and Matthew K. Behrent, and director Carlos P. Salas who is not being proposed as a director-nominee for reelection in this proxy statement, were the members of the Audit Committee. After Hughree F. Brooks joined the Board of Directors in December 2010 he was appointed to serve on the Audit Committee in place of Mr. Clendening. Mr. Behrent was the Chairman of the Committee and the Board of Directors determined that Mr. Behrent was an “audit committee financial expert” as defined by applicable Securities and Exchange Commission (“SEC”) regulations and the NYSE Amex Rules.  Each of the members of the Audit Committee met the independence and experience requirements of the NYSE AMEX Rules, the applicable Securities Laws, and the regulations and rules promulgated by the SEC.

The Audit Committee adopted an Audit Committee Charter during fiscal 2001. In 2004, the Board adopted an amended Audit Committee Charter, a copy of which is available on the Company’s internet website, www.tengasco.com. The Audit Committee Charter fully complies with the requirements of the NYSE Amex Rules. The Audit Committee reviews and reassesses the Audit Committee Charter annually.

The Audit Committee's functions are:

•
To review with management and the Company’s independent auditors the scope of the annual audit and quarterly statements, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

•	To review major changes to the Company’s auditing and accounting principles and practices suggested by the independent auditors;

•	To monitor the independent auditor's relationship with the Company;

•	To advise and assist the Board of Directors in evaluating the independent auditor's examination;

•	To supervise the Company's financial and accounting organization and financial reporting;

•
To nominate, for approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed; and

•	To review and consider fee arrangements with, and fees charged by, the Company’s independent auditors.

The Audit Committee met each quarter and a total of five (5) times in Fiscal 2010 with the Company’s auditors, including discussing the audit of the Company’s year end financial statements. It is intended that if elected as directors in 2011, Messrs. Brooks and Clendening will continue to serve as members of the Audit Committee along with Mr. Behrent who will again serve as the Chairman of the Committee and as its designated financial expert.

4 For purposes of this categorical standard, an “affiliated person of the Company” means a person that directly or indirectly through intermediaries controls, or is controlled by, or is under common control with the Company. A person will not be considered to be in control of the Company, and therefore not an affiliate of the Company, if he is not the beneficial owner, directly or indirectly of more than 10% of any class of voting securities of the Company and he is not an executive officer of the Company. Executive officers of an affiliate of the Company as well as a director who is also an employee of an affiliate of the Company will be deemed to be affiliates of the Company.

Audit Committee Report

The Audit Committee has:

I.
Reviewed and discussed the Company’s unaudited financial statements for the first three quarters of Fiscal 2010 and the Company’s audited financial statements for the year ended December 31, 2010 with the management of the Company and the Company’s independent auditors;

II.
Discussed with the Company’s independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as the same was in effect on the date of the Company’s financial statements; and

III.
Received the written disclosures and the letter from the Company’s independent accountant  required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the unaudited financial statements for each of the first three quarters of Fiscal 2010 be included in the Quarterly Reports on Form 10-Q for those quarters and that the audited financial statements for the year ended December 31, 2010 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

Members of the Audit Committee

Matthew K. Behrent
Hughree F. Brooks
Carlos P. Salas

Governance Committee

In Fiscal 2010, the members of the Nomination and Governance Committee were director-nominees John Clendening and Matthew K. Behrent, and director Carlos P. Salas who is not being proposed as a director-nominee for reelection in this proxy statement, with Mr. Salas acting as Chairman. As stated above, the Company determined that each member of the Committee was independent as that term is defined under the NYSE Amex Rules. The Committee met one time in Fiscal 2010. The Committee, among other duties, had determined the slate of director candidates to be presented for election at the Company’s annual meeting of shareholders.  It is anticipated that if the proposed slate of director nominees is elected, the committee will be reconstituted or the functions of the Governance Committee may be assumed by the Board and the Governance Committee will not continue to exist as a separate committee.

           In July, 2010 the Company’s Board of Directors determined that the board nomination function of Nomination and Governance Committee would be assumed by the full Board, and this committee would no longer have nomination functions and thus would become the Governance Committee.  After July, 2010, the Governance Committee consisted of Carlos Salas as Chairman, and Dr. John Clendening. The ongoing function of this Committee is to oversee the Company’s compliance with the corporate governance requirements of the SEC and the NYSE Amex Rules.

The Board adopted procedures for annual director nominations by the Board. Those procedures provide that the qualifications that should be met by any person recommended as a nominee for a position on the Company’s Board of Directors should include one or more of the following: a background or experience in oil and gas exploration, production, transportation, geology, construction, finance or in another business, government service, or profession that would reasonably enable the nominee to provide seasoned and reputable service to the shareholders of the Company in the performance of the duties of a member of the Board of Directors.   The Board has not paid fees to any third party to identify, evaluate or to assist in identifying or evaluating, potential nominees, but may do so in the future if it determines it necessary.

The Board has no policy regarding the consideration of “diversity” in identifying nominees for director. The Company has no separate policy with regard to the consideration of any director candidates recommended by security holders. However, the Board  will consider director candidates recommended by security holders provided that such nominations are timely made as set forth hereinafter under the heading “Stockholders Proposals”.  Any person recommended by a security holder to serve on the Board of Directors is considered upon the same terms as candidates recommended by any other person. To date, the Company has not received any recommendations from shareholders requesting that the Company consider a candidate for inclusion among the Committee’s slate of nominees in the Company’s proxy statement.

Among the nominating procedures are the following:

•
Any shareholder, officer, or director may recommend for nomination any person for the slate of candidates for membership on the Company’s Board of Directors to be presented to the shareholders at the Company’s annual meeting of shareholders. Such recommendations must be furnished in writing addressed to the Company’s Board of Directors at the Company’s principal offices. All such nominations will be furnished to the Board which may conduct interviews, investigations or make other determinations as to the qualifications of such recommended persons.

•	Any then-current members of the Board of Directors desiring to stand for re-election may be placed on the slate of directors for re-election without further inquiry as to their qualifications.

•
The Board will determine the slate of candidates for the Board in such a manner and at such a time so as not to delay either the mailing of the proxy statement to the Company’s shareholders or the annual meeting of shareholders.

•
The adopted procedures apply only to the determination of the slate of directors to be presented for election at the annual meeting of the shareholders. Any vacancies on the Board of Directors following the annual meeting of shareholders may be filled in the manner currently applicable under the Company’s Charter, Bylaws, and applicable state law.

•
The procedures adopted may be amended from time to time by the Board of Directors in order to comply with any applicable provision or interpretation of any rule, statute, or stock exchange rule of the exchange on which the Company’s stock may be listed.

The nomination procedures adopted are posted on the Company’s internet website at www.tengasco.com. In the event of any such amendment to the procedures, the Company intends to disclose the amendments on the Company's internet website within five business days following such amendment.

The Board determined the slate of candidates for the Board of Directors presented for election at this year’s Annual Meeting.

 Compensation/Stock Option Committee

The members of the Compensation/Stock Option Committee in Fiscal 2010 were director-nominees John A. Clendening, Matthew K. Behrent and Carlos P. Salas with Mr. Clendening acting as Chairman.  Messrs. Clendening, Behrent and Salas all meet the current independence standards established by the NYSE Amex Rules.

The Board of Directors has adopted a charter for the Compensation/Stock Option Committee which is available at the Company’s internet website, www.tengasco.com.

The Compensation/Stock Option Committee’s functions, in conjunction with the Board of Directors, are to provide recommendations with respect to general and specific compensation policies and practices of the Company for directors, officers and other employees of the Company.  The Compensation/Stock Option Committee expects to periodically review the approach to executive compensation and to make changes as competitive conditions and other circumstances warrant and will seek to ensure the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented. The Committee determines or recommends to the Board of Directors for determination the specific compensation of the Company’s Chief Executive Officer and all of the Company’s other officers. Although the Committee may seek the input of the Company’s Chief Executive Officer in determining the compensation of the Company’s other executive officers, the Chief Executive Officer may not be present during the voting or deliberations with respect to his compensation. The Committee may not delegate any of its responsibilities unless it is to a subcommittee formed by the Committee, but only if such subcommittee consists entirely of directors who meet the independence requirements of the NYSE Amex Rules.

The Compensation/Stock Option Committee is also charged with administering the Tengasco, Inc. Stock Incentive Plan (the “Stock Incentive Plan”).  The Compensation/Stock Option Committee has complete discretionary authority with respect to the awarding of options and Stock Appreciation Rights (“SARs”), under the Stock Incentive Plan, including, but not limited to, determining the individuals who shall receive options and SARs; the times when they shall receive them; whether an option shall be an incentive or a non-qualified stock option; whether an SAR shall be granted separately, in tandem with or in addition to an option; the number of shares to be subject to each option and SAR; the term of each option and SAR; the date each option and SAR shall become exercisable; whether an option or SAR shall be exercisable in whole, in part or in installments and the terms relating to such installments; the exercise price of each option and the base price of each SAR; the form of payment of the exercise price; the form of payment by the Company upon the exercise of an SAR; whether to restrict the sale or other disposition of the shares of common stock acquired upon the exercise of an option or SAR; to subject the exercise of all or any portion of an option or SAR to the fulfillment of a contingency, and to determine whether such contingencies have been met; with the consent of the person receiving such option or SAR, to cancel or modify an option or SAR, provided such option or SAR as modified would be permitted to be granted on such date under the terms of the Stock Incentive Plan; and to make all other determinations necessary or advisable for administering the Plan.

The Compensation/Stock Option Committee met three (3) times in Fiscal 2010. The Committee has the authority to retain a compensation consultant or other advisors to assist it in the evaluation of compensation and has the sole authority to approve the fees and other terms of retention of such consultants and advisors and to terminate their services. To date, the Committee has not retained any such consultants or advisors to assist it, although it may do so in the future if it deems it necessary.

Compensation/Stock Option Committee Interlocking
And Insider Participation

No interlocking relationship existed or exists between any member of the Company's Compensation/Stock Option Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member or nominee of the Compensation/Stock Option Committee is an officer or an employee of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC no later than the second business day after the date on which the transaction occurred unless certain exceptions apply. In fiscal 2010, the Company, its officers and directors and its shareholders owning more than 10% of its common stock were not delinquent in filing of any of their Form 3, 4, and 5 reports.

Family and Other Relationships

There are no family relationships between any of the present directors or executive officers of the Company except that Carlos P. Salas, a Director of the Company, is the cousin of Peter E. Salas, Chairman of the Board of Directors. Mr. Carlos P. Salas is not being currently proposed as a nominee for reelection to the Board. There are no family relationships between any of the other Directors or executive officers of the Company.

Involvement in Certain Legal Proceedings

To the knowledge of management, no director, executive officer or affiliate of the Company or owner of record or beneficially of more than 5% of the Company's common stock is a party adverse to the Company or has a material interest adverse to the Company in any proceeding.

To the knowledge of management, during the past ten years, unless specifically indicated below with respect to any numbered item, no present director, executive officer or person nominated to become a director or an executive officer of the Company:

(1)
Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing; provided however that the Company’s Chief Financial Officer Michael J. Rugen during 2007 through mid 2009 was Vice President of Accounting and Finance for Nighthawk Oilfield Services in Houston, Texas (Nighthawk); Nighthawk filed for bankruptcy protection under Chapter 7 of the bankruptcy laws on July 10, 2009 and such fact was affirmatively disclosed  to management before Mr. Rugen was appointed to the position of Chief Financial Officer of the Company in September, 2009, and management determined that the circumstances surrounding bankruptcy filing did not disclose any reason to question the integrity or qualifications of Mr. Rugen for the position of Chief Financial Officer of the Company.

(2)	Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)
Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting the following activities: (a) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (b) engaging in any type of business practice; or (c) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(4)
Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting him or her for more than 60 days from engaging inany activity described in paragraph 3(a) above, or being associated with any persons engaging in any such activity;

(5)
Was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

(6)
Was found by a court of competent jurisdiction in a civil action or by  the Commodity Futures Trading Commission (“CFTC”) to have violated any federal  commodities law, and the judgment in such civil action or finding by the  CFTC has not been subsequently reversed, suspended, or vacated;

(7)
Was the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including but not limited to a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease and desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)
Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act [15 U.S.C. 78c(a)(26)], any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act [7 U.S.C. 1(a)(29)], or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors of the Company by writing to: Cary V. Sorensen, Secretary, Tengasco, Inc., 11121 Kingston Pike, Suite E, Knoxville TN 37934 or by e-mail: to: csorensen@tengasco.com Subject: Communication to Board of Directors. All letters and e-mails will be answered, if possible, and will be distributed to board members as appropriate. Notwithstanding the foregoing, the Company has the authority to discard or disregard any communication, which is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

Name and Address	Title	Number of Shares Beneficially Owned5	Percent of Class6

Jeffrey R. Bailey	Director; Chief Executive Officer	916,4947	1.5%
Matthew K. Behrent	Director	139,2508	Less than 1%
Hughree F. Brooks	Director	6,2509	Less than 1%
John A. Clendening	Director	532,75010	Less than 1%
Michael J. Rugen	Chief Financial Officer	80,00011	Less than 1%
Carlos P. Salas	Director	190,25012	Less than 1%
Peter E. Salas	Director; Chairman of the Board	21,183,74213	34.8%
Cary V. Sorensen	Vice President; General Counsel; Secretary	325,22614	Less than 1%
Charles P. McInturff	Vice President	320,00015	Less than 1%
All Officers and Director-Nominees As a group		23,693,96216	38.3%

5Unless otherwise stated, all shares of common stock are directly held with sole voting and dispositive power. The shares set forth in the table are as of April 5, 2011.

6Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934 based upon 60,687,413 shares of common stock being outstanding as of the record date, April 5, 2011. Shares not outstanding that are subject to options or warrants exercisable by the holder thereof within 60 days of April 5, 2011 are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not deemed outstanding for the purpose of calculating the percentage of any other person. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

7Consists of 749,494 shares held directly and vested, fully exercisable options to purchase 167,000 shares.

8Consists of 33,000 shares held directly and vested, fully exercisable options to purchase 106,250 shares.

9 Consists of vested, fully exercisable options to purchase 6,250 shares.

10Consists of 406,500 shares held directly and vested, fully exercisable options to purchase 126,250 shares.

11 Consists of a vested, fully exercisable options to purchase 80,000 shares.

12Consists of 64,000 shares held directly and vested, fully exercisable options to purchase 126,250 shares.

13Consists of 218,000 shares held directly, vested, fully exercisable options to purchase 126,250 shares and 20,839,492 shares held directly by Dolphin Offshore Partners, L.P. (“Dolphin”). Peter E. Salas is the sole shareholder of and controlling person of Dolphin Management, Inc. which is the general partner of Dolphin.

14Consists of 236,226 shares held directly and vested, fully exercisable options to purchase 89,000 shares.

15Consists of vested, fully exercisable options to purchase 320,000 shares.

16Consists of 1,707,220 shares held directly by management, 20,839,492 shares held by Dolphin and vested, fully exercisable options to purchase 1,147,250 shares.

Change in Control

To the knowledge of the Company’s management, there are no present arrangements or pledges of the Company’s securities which may result in a change in control of the Company.

EXECUTIVE COMPENSATION

Executive Officer Compensation

The following table sets forth a summary of all compensation awarded to, earned or paid to, the Company's Chief Executive Officer, Chief Financial Officer and other executive officers whose compensation exceeded $100,000 during fiscal years ended December 31, 2010 and December 31, 2009.

SUMMARY COMPENSATION TABLE
		Salary	Bonus	Option Awards17	All Other Compensation18	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)

Jeffrey R. Bailey, Chief Executive Officer	2010	$ 189,750	$ 68,073	$ 28,523	$ 14,740	$ 301,086
	2009	$ 189,750	$ -	$ -	$ 5,955	$ 195,705

Michael J. Rugen, Chief Financial Officer 19	2010	$ 150,000	$ 43,050	$ -	$ 12,311	$ 205,361
	2009	$ 40,385	$ -	$ 155,866	$ 29	$ 196,280

Mark A. Ruth, former Chief Financial Officer 20	2009	$ 126,606	$ -	$ -	$ 88	$ 126,694

Cary V. Sorensen, General Counsel	2010	$ 137,940	$ 39,588	$ 16,620	$ 8,149	$ 202,297
	2009	$ 137,940	$ -	$ -	$ 4,361	$ 142,301

Charles P. McInturff, Vice President	2010	$ 92,500	$ 26,548	$ -	$ 13,493	$ 132,541
	2009	$ 92,500	$ -	$ -	$ 5,027	$ 97,527

17 The amounts represented in this column are equal to the aggregate grant date fair value of the award computed in accordance with FASB ASC Topic 718, Compensation-Stock Compensation, in connection with options granted under the Tengasco, Inc. Stock Incentive Plan. See Note 14 to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010 for information on the relevant valuation assumptions.

18 The amounts in this column consist of Tengasco's matching contributions to its 401 (k) plan, personal use of company vehicles, and the portion of company-wide group term life insurance premiums allocable to these named executive officers.

19 Mr. Rugen's annual salary in 2009 was $150,000.  The amount reflected in the salary column for 2009 represents Mr. Rugen's prorated salary.

20 Mr. Ruth's annual salary in 2009 was $131,670.  The amount reflected in the salary column for 2009 represents Mr. Ruth's prorated salary.

Outstanding Equity Awards at Fiscal Year-End

	OPTION AWARDS
	Number of securities underlying unexercised options	Number of securities underlying unexercised options
	(#)	(#)	Option exercise price
Name	exercisable	unexercisable 21	($)	Option expiration date

Jeffrey R. Bailey	20,000	-	$ 0.58	1/18/2011
	20,000	-	$ 0.81	12/13/2011
	127,000	-	$ 0.44	8/29/2016

Michael J. Rugen	80,000	320,000	$ 0.50	9/27/2015

Cary V. Sorensen	15,000	-	$ 0.58	1/18/2011
	74,000	-	$ 0.44	8/29/2015

Charles P. McInturff	320,000	80,000	$ 0.57	2/1/2013

Option and Award Exercises

On April 8, 2010, Jeffrey R. Bailey, the Chief Executive Officer and a Director of the Company, and Cary V. Sorensen, Vice President and General Counsel of the Company, pursuant to the Tengasco Stock Incentive Plan converted options granted to them under the Plan on September 9, 2005 and which expired on April 20, 2010 to purchase 1,250,000 and 400,000 shares of the Company’s common stock at $0.27 per share, respectively, to stock appreciation rights (“SAR’s”) also at $0.27 per and expiring on April 20, 2010.

21  Mr. Rugen's 320,000 unexercisable share options will vest at the rate of 80,000 share options per year on 9/27/2011, 9/27/2012, 9/27/2013, and 9/27/2014.  Mr. McInturff's 80,000 unexercisable share options will vest on 12/18/2011.

On April 19, 2010, Mr. Bailey and Mr. Sorensen exercised their SAR’s which were paid in shares of common stock of the Company. The number of shares issued were determined by subtracting the exercise price of the SAR’s ($0.27) from the closing market price of the Company’s common stock as listed on NYSE Amex on the exercise date ($ 0.53) multiplying the number of shares underlying the SAR’s grant (1,250,000 for Mr. Bailey and 400,000 for Mr. Sorensen) and dividing that product by the closing market price ($0.53). As a result, Mr. Bailey received 613,207 shares and Mr. Sorensen 196,226 shares of the Company’s common stock upon the exercise of their SAR’s.

Employment Contracts

There are presently no employment contracts relating to any member of management. However, depending upon the Company's operations and requirements, the Company may offer long-term contracts to other executive officers or key employees in the future.

Compensation of Directors

The Board of Directors has resolved to compensate members of the Board of Directors for attendance at meetings at the rate of $250 per day, together with direct out-of-pocket expenses incurred in attendance at the meetings, including travel. The Directors, however, have waived such fees due to them as of this date for prior meetings.

Members of the Board of Directors may also be requested to perform consulting or other professional services for the Company from time to time, although at this time no such arrangements are in place.  The Board of Directors has reserved to itself the right to review all directors' claims for compensation on an ad hoc basis.

Board members currently receive fees from the Company for their services as director.   They may also from time to time be granted stock options under the Tengasco, Inc. Stock Incentive Plan. A separate plan to issue cash and/or shares of stock to independent directors for service on the Board and various committees of the Board of Directors was authorized by the Board of Directors and approved by the Company’s shareholders. A copy of the Plan is posted at the Company’s website at www.tengasco.com. No award was made to any independent director under this plan in Fiscal 2010.

DIRECTOR COMPENSATION FOR FISCAL 2010
	Fees earned or paid in cash	Option awards compensation 22	Total
Name	($)	($)	($)

Matthew K. Behrent	$ 15,000	$ 7,000	$ 22,000

John A. Clendening	$ 15,000	$ 7,000	$ 22,000

Carlos P. Salas	$ 15,000	$ 7,000	$ 22,000

Peter E. Salas	$ 15,000	$ 7,000	$ 22,000

CERTAIN TRANSACTIONS

There have been no material transactions, series of similar transactions or currently proposed transactions during Fiscal 2009 and 2010, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for its last two completed fiscal years in which any director or executive officer or any security holder who is known to the Company to own of record or beneficially more than 5% of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

Review, Approval or Ratification of Transactions with Related Parties23

The Company’s Board of Directors has adopted a written Related Party Transactions Approval Policy which is posted on the Company’s website at www.tengasco.com.  It is the Company’s preference to avoid entering into a material related-party transaction if a transaction with a non-related party is available on an equally timely and equally beneficial basis. However, if a Related Party Transaction appears to be in the Company’s best interest then it will be approved or ratified if the Board of Directors expressly finds that the terms of the transaction are comparable to or more beneficial to the Company than those that could be obtained in arm’s length dealings with an unrelated third party; or, the transaction is approved by the majority of disinterested members of the Company’s Board of Directors.

Parent of Issuer

The Company has no parent.

BOARD RECOMMENDATION AND VOTE REQUIRED

For Proposal No. 1 regarding the election of directors, votes may be cast in favor of all nominees, may be withheld with regard to all nominees or may be withheld only with regard to nominees specified by the stockholder. Directors will be elected by a plurality of the votes of the shares of the Company's common stock present in person or represented by proxy, and entitled to vote on the election of directors at a meeting at which a quorum is present. Abstentions are tabulated in determining the votes present at a meeting. Consequently, an abstention has the same effect as a vote against a director-nominee, as each abstention would be one less vote in favor of a director nominee. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (i.e., a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter. The Board of Directors recommends that stockholders vote "FOR" the nominees set forth above. Unless marked to the contrary, proxies received will be voted FOR the nominees set forth above.

22 The amounts represented in this column are equal to the aggregate grant date fair value of the award computed in accordance with FASB ASC Topic 718, Compensation-Stock Compensation, in connection with options granted under the Tengasco, Inc. Stock Incentive Plan.  See Note 14 to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010 for information on the relevant valuation assumptions.
   As of December 31, 2010, Mr. Behrent held 75,000 unexercised options.
   As of December 31, 2010, Mr. Clendening held 95,000 unexercised options.
   As of December 31, 2010, Mr. Carlos Salas held 125,000 unexercised options.
   As of December 31, 2010, Mr. Peter Salas held 125,000 unexercised options.

23
A “Related Party” is any director or executive officer of the Company, any nominee for director, any shareholder known to be the beneficial owner of more than 5% of any class of the Company’s voting stock, and any Immediate Family Member of any such Party. “Immediate Family Member” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a person, and any person (other than a tenant or an employee) sharing the household of such person.

PROPOSAL NO. 2

APPROVAL CHANGING THE STATE OF INCORPORATION
OF THE COMPANY FROM TENNESSEE TO DELAWARE

On April 14, 2011, the Board of Directors of the Company approved, subject to the approval of the stockholders, an Agreement and Plan of Merger (the “Plan of Merger”) providing for the merger  (the “Merger”) of the Company with and into a recently formed, wholly-owned, subsidiary of the Company, Tengasco, Inc., a Delaware corporation (“TGC-Delaware”), for the purposes of changing the Company’s state of incorporation from Tennessee to Delaware (the “Reincorporation”). As result of the Merger, the Company will become a Delaware corporation and the former stockholders will own all of the stock of TGC-Delaware. A copy of the Plan of Merger is attached as Appendix A to this Proxy Statement.

REASONS FOR THE REINCORPORATION

The Board of Directors believes that the Reincorporation of the Company from the State of Tennessee to the State of Delaware will benefit the Company and its stockholders.  The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations.  For this reason, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company.  Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware Law.  Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to our corporate legal affairs.

In addition, Delaware has established a specialized court, the Court of Chancery that has exclusive jurisdiction over matters relating to the Delaware General Corporation Law (“DGCL”).  In the Court of Chancery, corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Tennessee, do not have a specialized judiciary for matters relating to corporate issues.

 Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing the DGCL, with multiple cases concerning areas that no Tennessee court has considered.  Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing the Company’s Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Reincorporation in Delaware would also permit the Company to avoid the effects of certain Tennessee laws applicable to Tennessee domestic corporations that either expressly limit or almost certainly discourage persons from considering or proposing potential takeover offers, mergers, consolidations, or other business combinations favorable to all of the Company’s shareholders. (See discussion below, “Comparison of Delaware and Tennessee Corporate Law” – “Business Combinations”.)  This may occur because Tennessee statutory burdens and requirements are intended to protect Tennessee constituencies rather than the Company’s shareholders as a whole, without regard to the residence of the shareholders.   Not all of these laws may cover the Company in certain cases.  No business combination proposal of any kind has been received by the Company and none is currently being considered by the Board or by Management.  Nevertheless, the Board and Management are of the belief that the existence of such laws may inject substantial doubt whether a potential offer may be proper under state law, and thereby prevent any offer from being made for fear it may not be lawfully completed, or that the costs of lawfully completing the proposal may be excessive as a result of the procedures necessary. The Reincorporation in Delaware which has a more widely understood foundation of corporation law will result in the Company to be more likely considered as a candidate for potential business combinations from time to time because of the probable familiarity of offering parties with the requirements of Delaware law particularly in the event that such a party were itself incorporated in that jurisdiction.

Reincorporation from Tennessee to Delaware may also make it easier to attract future candidates willing to serve on the Company’s Board of Directors, because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

In addition, in the opinion of the Board of Directors and the Company, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL.

   While the Board of Directors believes that the foregoing benefits and advantages of Reincorporation in Delaware are significant, you may find the Reincorporation disadvantageous.  The DGCL permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts.  There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the board of directors under the business judgment rule, and the related enhanced scrutiny standard of judicial review, with respect to unsolicited takeover attempts.  The substantial judicial precedent in the Delaware courts may potentially be disadvantageous to you to the extent it has the effect of providing greater certainty that the Delaware courts will sustain the measures the Company has in place or implements to protect stockholder interests in the event of unsolicited takeover attempts.  Such measures may also tend to discourage a future attempt to acquire control of the Company that is not presented to and approved by the Company’s Board of Directors, but that a substantial number and perhaps even a majority of the stockholders might believe to be in their best interests or in which stockholders might receive a substantial premium for their shares over then current market prices.  As a result of such effects, stockholders who might desire to participate in such a transaction may not have an opportunity to do so.   For these reasons, the interests of the Board of Directors, management and affiliated stockholders in voting on the reincorporation proposal may not be the same as those of unaffiliated stockholders.

    In addition, the Company will be required to pay an annual franchise tax in Delaware that is not currently required in Tennessee.  The Company estimates that after the Reincorporation, the Company's annual franchise tax in Delaware would initially be approximately $30,000.

The Board of Directors has considered the potential disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.  After considerations of all the above, the Board of Directors believes that it is in the Company’s best interest for it to incorporate in the State of Delaware from its present domicile of Tennessee.

THE MERGER

The following discussion summarizes certain terms of the Plan of Merger and certain consequences of the Merger. This description is qualified in its entirety by reference to the full text of the Plan of Merger.

The Reincorporation will be effected by the merger of the Company with and into the Company’s wholly-owned Delaware subsidiary corporation, TGC-Delaware, which was created for the sole purpose of effecting the Reincorporation. To date, TGC-Delaware has not conducted any business or operations. Upon the completion of the Merger, TGC-Delaware will continue on as the surviving corporation and will be governed by the laws of the State of Delaware. The Company will cease to exist as a separate Tennessee corporation. THE MERGER IS SUBJECT TO APPROVAL BY THE COMPANYS SHAREHOLDERS.

Effective Date. The Merger will be effective on the later of the filing of Articles of Merger with the Secretary of State of Tennessee and the filing of a Certificate of Ownership and Merger with the Secretary of State of Delaware, which filings are anticipated to be made as soon as practicable after the Reincorporation proposal is approved by the stockholders of the Company and the Company has taken all necessary steps to comply with applicable laws, including federal and state securities laws (the "Effective Date").

Business and Physical Location of the Company. The Reincorporation will not result in any change in the daily business operations of the Company and location of the principal offices of the Company.

Management After the Merger. On the Effective Date, the Board of Directors of TGC-Delaware will be comprised of the persons elected as Directors of the Company at this Annual Meeting and the persons who are currently serving as officers of the Company will continue to serve in the same capacities for TGC-Delaware.

Assets and Liabilities. On the Effective Date, TGC-Delaware shall succeed, without other transfer, to all the assets, rights and properties of the Company and shall be subject to and liable for all the debts and liabilities of the Company in the same manner as if TGC-Delaware had incurred such debts and liabilities. All rights of creditors of the Company and all liens upon the property of the Company shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Merger.

Charter and Bylaws. After the Reincorporation, the existing Certificate of Incorporation and Bylaws of TGC-Delaware shall continue in full force as the Certificate of Incorporation and Bylaws of the surviving corporation until altered, amended or repealed as provided therein or as provided by law. Copies of the Certificate of Incorporation and Bylaws of TGC-Delaware are attached to this Proxy Statement as Appendices B and C, respectively. Certain of the material differences between the Company’s Charter and Bylaws and the Certificate of Incorporation and Bylaws of TGC-Delaware are discussed below under the heading “Comparison of Charters and Bylaws of the Company with the Certificate of Incorporation and Bylaws of TGC-Delaware”.

Capitalization of TGC-Delaware.  After the reincorporation, the authorized capitalization of TGC-Delaware will be identical to the authorized capital of the Company immediately prior to the Reincorporation: one hundred million (100,000,000) shares of Common Stock, $.001 par value and twenty five million (25,000,000) shares of Preferred Stock, $.0001 par value.

As is the case with the Company, the authorized but unissued shares of the TGC-Delaware Common Stock and the Preferred Stock of TGC-Delaware will be available for issue from time to time without further action or authorization by the stockholders (except as required by law or by the rules of any applicable stock exchange) for such corporate purposes as may be determined by the Board of Directors. In this regard, the terms of any preferred stock to be authorized, including dividend rates, conversion prices, voting rights, redemption prices and similar matters, will be determined by the Board of Directors.

Conversion of Common Stock. On the Effective Date, each outstanding share of Common Stock of the Company will automatically be converted into one share of the Common Stock of TGC-Delaware. There will be no change in the percentage of beneficial ownership of each current stockholder of the Common Stock as a result of the Reincorporation. The par value of each of the shares of Common Stock will not change as a result of the Reincorporation. The holding period of a stockholder of the Company’s Common Stock will not be affected by the Reincorporation.

EACH OUTSTANDING CERTIFICATE CURRENTLY REPRESENTING SHARES OF THE COMPANY'S COMMON STOCK WILL, AFTER THE MERGER, REPRESENT THE SAME NUMBER OF SHARES OF TGC-DELAWARE COMMON STOCK AND SUCH CERTIFICATES WILL BE DEEMED FOR ALL CORPORATE PURPOSES TO EVIDENCE OWNERSHIP OF SHARES OF TGC-DELAWARE COMMON STOCK. THE DELIVERY OF CURRENT CERTIFICATES OF THE COMPANY’S COMMON STOCK WILL

CONSTITUTE “GOOD DELIVERY” OF SHARES OF COMMON STOCK OF TGC-DELAWARE IN STOCK TRANSACTIONS EFFECTED AFTER THE
REINCORPORATION.  ACCORDINGLY, IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING COMMON STOCK CERTIFICATES FOR TGC-DELAWARE COMMON STOCK CERTIFICATES.

After the Reincorporation, the Common Stock of TGC-Delaware will continue to be listed, without interruption, on the NYSE AMEX Exchange (the "AMEX") under the same symbol (TGC) as the Company's Common Stock prior to the Merger.

After the reincorporation, Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Tel. (212) 509-4000, e-mail, cstmail@continentalstock.com, will continue to act as the transfer agent for TGC-Delaware.

Conversion of Other Securities. As a result of the Reincorporation, each outstanding option, warrant, convertible note or other right to acquire shares of the Company’s Common Stock will automatically be converted into an option, warrant, note or other right to acquire an equal number of shares of  TGC-Delaware Common Stock on the same terms and conditions. There will be no change in the percentage of beneficial ownership of each current holder of such securities as a result of the Reincorporation. The Company's outstanding securities will otherwise be unaffected by the Reincorporation.

EACH OUTSTANDING OPTION AGREEMENT, WARRANT CERTIFICATE, CONVERTIBLE NOTE OR OTHER EVIDENCE CURRENTLY REPRESENTING THE RIGHT TO ACQUIRE SHARES OF THE COMPANY'S COMMON STOCK WILL, AFTER THE MERGER, REPRESENT THE SAME NUMBER OF OPTIONS, WARRANTS, NOTES OR OTHER RIGHTS TO ACQUIRE SHARES OF TGC-DELAWARE COMMON STOCK. ACCORDINGLY, IT WILL NOT BE NECESSARY FOR SUCH SECURITY HOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING OPTION AGREEMENTS, WARRANT CERTIFICATES, CONVERTIBLE NOTES OR OTHER EVIDENCES FOR OPTION AGREEMENTS, WARRANT CERTIFICATES, CONVERTIBLE NOTES OR OTHER EVIDENCES OF TGC-DELAWARE.

Employee Benefit Plans. After the Reincorporation, the Tengasco Stock Incentive Plan, under which stock options and stock appreciation rights (“SAR”) may be granted to directors, officers and employees will be continued by TGC-Delaware and will be deemed approved and adopted by TGC-Delaware. Each stock option and SAR granted under the Tengasco Stock Incentive Plan will automatically be converted into an option to purchase, or an SAR award of, the same number of shares of TGC Delaware Common Stock at the same exercise price and upon the same terms as set forth in the option or award. All other employee benefit plans or arrangements of the Company prior to the Merger will also be continued by TGC-Delaware upon the same terms and conditions after Reincorporation.

Accounting Treatment of the Merger. For financial reporting purposes, as well as for federal income tax purposes, TGC-Delaware will be deemed to be a continuation of the Company. Accordingly, all assets and liabilities of the Company will be transferred to TGC-Delaware at their value on the Company's books at the Effective Date.

Governing Laws. After the Merger, the rights of stockholders and the Company’s corporate affairs will be governed by the DGCL and the Certificate of Incorporation and Bylaws of TGC-Delaware instead of the Tennessee Business Corporation Act (“TBCA”) and the Charter and Bylaws of the Company. The material differences between the DGCL and the TBCA are discussed below under the heading “Comparison of Delaware and Tennessee Corporate Laws”.

Termination. Notwithstanding a favorable vote of the stockholders, at any time prior to filing the Certificate of Ownership and Merger with the State of Delaware, the Company reserves the right by action of the Board of Directors to terminate the Reincorporation prior to its effectiveness if it determines that such abandonment is in the best interests of the Company. The Board of Directors has made no determination as to any circumstances which may prompt a decision to terminate the Reincorporation.

COMPARISON OF THE CHARTER AND BYLAWS
OF THE COMPANY WITH THE CERTIFICATE OF
INCORPORATION AND BYLAWS OF TGC-DELAWARE

The following summary, which does not purport to be a complete statement of the differences between the Charter and Bylaws of the Company and the Certificate of Incorporation and Bylaws of TGC-Delaware sets forth certain differences between these  documents. This summary is qualified in its entirety by the Plan of Merger, the Certificate of Incorporation and Bylaws of DGC-Delaware which are attached to this Proxy Statement as Appendices A, B and C, respectively. Stockholders of the Company may obtain copies of the Company’s Charter, as amended and Restated and Amended Bylaws, at no cost, by writing to: Cary V. Sorensen, Secretary, Tengasco, Inc., 11121 Kingston Pike, Suite E, Knoxville, TN 37934.

The Charter and Certificate of Incorporation

Authorized Stock. The provision setting forth the authorized capital stock in the Company’s Charter and the Certificate of Incorporation are identical. They both provide for the same number of authorized shares of Common Stock and Preferred Stock, as well as the same par value for each. In addition, the characteristics of each class of stock are also identical in both documents.

Removal of Directors. The Certificate of Incorporation of TGC-Delaware provides that any or all of the Directors may be removed for cause by a majority vote of the shares present at such meeting. The Company’s Charter does not address this issue.

Limitation of Director Liability. The Certificate of Incorporation of TGC-Delaware contains, as permitted by DGCL Section 102(b)(7), a provision limiting, subject to certain enumerated exceptions, the personal liability of a director to TGC-Delaware or its stockholders for monetary damages for breaches of a fiduciary duty as a director. The

Company’s Charter does not contain such a provision, however, the Company by resolution of the Board of Directors has agreed to hold harmless and indemnify the Directors to the full extent permitted by the applicable laws of the State of Tennessee.

Indemnification of Officers, Directors, Employees and Agents. The Certificate of Incorporation of TGC-Delaware does not contain as provided by DGCL Section 145, a provision indemnifying, subject to certain enumerated conditions, an officer, directors, employee or agent of TGC-Delaware against all losses reasonably incurred by such person in connection with such person’s service to TGC-Delaware. However, the Bylaws of TGC-Delaware do contain provisions in accordance with DGCL Section 145.   The Company’s Charter does not contain such a provision, however, the Company has agreed to hold harmless and indemnify the Directors to the full extent authorized or permitted by the applicable laws of the State of Tennessee.

Amendment of By-Laws. The Certificate of Incorporation of TGC-Delaware provides that the Bylaws of TGC-Delaware may be amended, altered or repealed by its Board of Directors. The Charter of the Company does not contain such a provision. Further, the Bylaws of the Company provide that the any amendment to the Bylaws must be made by the Company’s stockholders.

The Bylaws

Annual Meeting of Stockholders. The Company’s Bylaws provides that the Company shall hold its Annual Meeting of stockholders on on a particular date each year whereas the Bylaws of TGC-Delaware provide the date of the Annual Meeting shall be held at such place and time as the Board designates.

Special Meeting of Stockholders. The Company’s Charter provides that Special Meetings of Stockholders may be called by the President, a majority of the Board of Directors, the Chairman of the Board of Directors or by the President at the request of holders of not less than ten (10%) percent of the outstanding shares entitled to vote at the meeting. The Bylaws of TGC-Delaware provide that a special meeting may only be called by a majority of the Board of Directors, the Chief Executive Officer or the Chairman of the Board of Directors.

Stockholder proposals. The Company’s Bylaws do not address the issue of proposals made by stockholders whereas the Bylaws of TGC-Delaware provide procedures for the consideration of proposals made by the Company’s stockholders, which provisions are in compliance with the federal securities laws.

Directors. The Bylaws of both the Company and TGC-Delaware provide for a Board of Directors consisting of a minimum of three and a maximum of ten Directors. Both sets of Bylaws provide that the Board shall schedule regular meetings as they deem necessary, but the TGC-Delaware Bylaws provide for an annual meeting to take place immediately after the Annual Meeting of stockholders. The Bylaws of the Company provide that a special meeting of the Board may be called collectively by the President and Chairman or by two Directors. The

Bylaws of TGC-Delaware provide that special meetings may be called by the Chief Executive Officer, the Chairman, or by a majority of the Directors then serving. The Company’s Bylaws and the Bylaws of TGC-Delaware both provide that the election of Directors is to be decided by plurality vote  of the votes present at the meeting for such election.

Officers. The Bylaws of TGC-Delaware provide for the election of a Chairman of the Board of Directors and sets forth the duties of that office. The Company’s Bylaws do not address this issue. The Bylaws of TGC-Delaware also provide for the election of, and set forth the duties of the Company’s Chief Executive Officer and Chief Financial Officer whereas the Company’s Bylaws do not address these offices. The Bylaws of TGC-Delaware also provides for several officers of the Company that may be elected if necessary, including a Chief Operating Officer and Executive and Senior Vice-Presidents whereas the Company’s Bylaws do not address these offices. In addition, the Bylaws of TGC-Delaware set forth in greater detail the duties of the officers of the Company whereas the Company’s Bylaws do not address these duties.

Record Date. The Company’s Bylaws provide that the record date for determination of stockholders entitled to vote at a meeting as not less than five (5) days prior to the meeting. The Bylaws of TGC-Delaware provide that the record date may not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not be more than sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders.

Stockholder Written Consents. Section 228 of the DGCL provides that unless otherwise provided in the Certificate of Incorporation, stockholders can act by written consent in lieu of meeting by approval of the number of votes required to take such action at such meeting.  The Certificate of TGC-Delaware does not contain any provision providing otherwise.  Section 228 of the DGCL  further provides that the Secretary shall conduct an investigation to ascertain the validity of such consents and all matters incident thereto, however in the case of such action to elect Directors the Secretary will designate an independent, qualified inspector to conduct such investigation. The Company’s Bylaws provide that the stockholders may act by written consent only if signed by all of the shareholders entitled to vote.

Indemnification.  The Bylaws of TGC-Delaware contain provisions indemnifying, subject to certain enumerated conditions, an officer, director, employee or agent of TGC-Delaware against all losses reasonably incurred by such person in connection with such person’s service to TGC-Delaware. The Company’s Bylaws do not contain such a provision.
.
Amendment. The Bylaws of TGC-Delaware provide that the Board of Directors by a majority vote may adopt, amend or repeal the Bylaws. The Bylaws further provide that the stockholders of TGC-Delaware may also adopt, amend or repeal the Bylaws. In contrast, the Company’s Bylaws provide that the Bylaws may only be adopted, amended or repealed by a vote of stockholders representing a majority of all of the shares issued and outstanding.

COMPARISON OF DELAWARE AND TENNESSEE CORPORATE LAW

The rights of the Company’s shareholders are currently governed by the Tennessee Business Corporation Act (“TCBA”). As a result of the Merger the Company’s stockholders will be governed by the Delaware General Corporation Law (“DGCL”). The following discussion is intended only to highlight the rights of corporate stockholders under Tennessee and Delaware law. The discussion does not purport to constitute a detailed comparison of Tennessee and Delaware law, and stockholders of the Company are referred to those laws for a definitive treatment of the subject matter.

Par Value of Shares. Both Tennessee law and Delaware law allow the issuance of shares with or without par value. Delaware franchise taxes are calculated on the basis of the par value of a corporation's authorized stock; for purposes of this calculation, shares without par value are assigned a value of $100 per share. Both the Company’s Charter and the TGC-Delaware Certificate of Incorporation assign a par value of $.001 per share to shares of Common Stock, which will result in lower Delaware franchise taxes than if the TGC-Delaware Certificate of Incorporation provided for the issuance of no par value shares.

Amendment of Bylaws. Under Tennessee law, a corporation's board of directors may amend or repeal the corporation's bylaws unless the charter or Tennessee law otherwise reserves the power exclusively to shareholders, in whole or in part. In addition, the shareholders of a Tennessee corporation may amend or repeal the corporation's bylaws even though the board of directors also has that power. Under Delaware law, the authority to adopt, amend or repeal the bylaws of a Delaware corporation is held exclusively by the shareholders unless such authority is conferred upon the board of directors in the corporation's certificate of incorporation. Because of this difference in the state laws, the Certificate of Incorporation of TGC-Delaware contains a provision conferring authority on its Board of Directors to amend the Bylaws of TGC-Delaware.

Amendment of Certificate of Incorporation or Charter. Under Tennessee law, a board of directors, without shareholder action, may adopt certain amendments to the charter including, but not limited to, (i) deleting or changing the name and address of the initial registered agent or registered office, (ii) changing issued and unissued authorized shares of an outstanding class into a greater number of whole shares if the corporation has only shares of that class outstanding, (iii) designating or changing the address of the principal office of the corporation or (iv) making certain changes to the corporation's name. All other amendments to the charter of a Tennessee corporation must be approved by a majority of the votes entitled to be cast on the amendment by any voting group, unless Tennessee law, the charter or the resolutions of the board of directors recommending such amendment to the shareholders specifically require a greater vote for such an amendment.

Under Delaware law, amendments to a certificate of incorporation of a corporation require the approval of the board of directors and the approval of the holders of a majority of the outstanding shares entitled to vote, unless a greater vote is required in the corporation's certificate of incorporation. The Certificate of Incorporation of TGC-Delaware does not require a greater vote for such amendments.

Special Meetings of Stockholders. Tennessee law provides that special meetings of shareholders may be called by the board of directors and, unless the charter provides otherwise, by holders of at least ten (10%) percent of the shares entitled to vote at the meeting who sign, date and deliver to the corporation's secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

Under Delaware law, a special meeting of shareholders may be called by the board of directors or any person authorized to do so in the corporation's certificate of incorporation or bylaws. The Bylaws of TGC-Delaware provide that a special meeting may only be called by a majority of the Board of Directors, the Chief Executive Officer or the Chairman of the Board of Directors.

Removal of Directors. Under Tennessee law, the stockholders of a corporation may remove one or more directors with or without cause.  A director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director. Tennessee law also allows for the judicial removal of directors and allows the corporation to provide in its charter for the removal of any or all directors, for cause, by a majority vote of the entire board of directors.

Delaware law specifies that any director or the entire board of directors may be removed, with or without cause, by a majority of those stockholders entitled to vote at an election of directors. The Certificate of Incorporation and Bylaws of TGC-Delaware provide for the removal of directors for cause only. Delaware does not provide for the judicial removal of directors. In addition, Delaware law does not allow the removal of directors by the board of directors, and therefore, the Certificate of Incorporation and Bylaws of TGC-Delaware do not provide for the removal of directors by the Board, with cause or otherwise.

Actions by Written Consent of Stockholders. Under Tennessee law and Delaware law, stockholders may execute an action by written consent in lieu of a meeting of stockholders. Tennessee law requires the unanimous consent of stockholders in order to execute an action by written consent. Under Delaware law, action may be taken by the written consent of the holders of outstanding stock having at least the number of votes that would be required at a meeting.

Limitation of Liability of Directors. Under both Tennessee law and Delaware law, a corporation's charter or certificate of incorporation may contain a provision which, subject to the limitations described below, would limit or eliminate a director's personal liability to the corporation or its shareholders for monetary damages for breach of his or her fiduciary duty. Tennessee law prohibits the limitation of liability of a director (i) for any breach of a director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for unlawful distributions under Tennessee law. Delaware law prohibits the limitation of liability of a director (i) for breaches of the duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for transactions from which the director derived an improper personal benefit, or (iv) for the payment of unlawful dividends or expenditures of funds for unlawful stock purchases or redemptions. The Certificate of Incorporation of TGC-Delaware eliminates liability for monetary damages for breach of director's fiduciary duty to the fullest extent possible under applicable law.

Indemnification. Tennessee law and Delaware law both contain provisions setting forth conditions under which a corporation may indemnify its directors, officers and employees. Tennessee law and Delaware law are substantially similar in providing for indemnification if the person acted in good faith and in a manner he or she believed to be in, or at least not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. Under both Tennessee law and Delaware law, indemnification of officers, directors and employees is permissive; however, a director or officer (and, under Delaware law, an employee or agent) of a corporation must be indemnified against expenses if he or she is successful on the merits or otherwise in defense of any action, suit or proceeding to which he or she was made a party by reason of the fact that he or she is or was a director or officer (or, under Delaware law, an employee or agent) of the corporation, unless otherwise set forth in the corporation's charter or certificate of incorporation. Under both Tennessee and Delaware law, a corporation may not indemnify a director or officer of the corporation in connection with a proceeding by or in the right of the corporation in which the director, officer, employee or agent was adjudged liable to the corporation. Delaware law, however, permits indemnification in such a case if the Delaware Court of Chancery or the court in which such action or suit was brought determines that the person is fairly and reasonably entitled to indemnification. The Certificate of Incorporation and Bylaws of TGC-Delaware do not limit indemnification of directors, officers and employees.

Business Combinations.  The Tennessee Business Combination Act (the “Combination Act”) provides, among other things, that any corporation to which the Combination Act applies, including the Company, shall not engage in any "business combination" with an "interested stockholder" (defined generally as a person owning 10% or more of a Tennessee corporation's outstanding voting stock) for a period of five years following the date that such stockholder became an interested stockholder unless prior to such date the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder. Consummation of a business combination that is subject to the five-year moratorium is permitted after such period if the transaction complies with all applicable charter and bylaw requirements and applicable Tennessee law and either (i) is approved by at least two-thirds of the outstanding voting stock not beneficially owned by the interested stockholder or (ii) the transaction meets certain fair price criteria. The Charter of the Company contains no provisions which relate to transactions with interested stockholders.

Section 203 of the DGCL prohibits certain transactions between a Delaware corporation and an “interested stockholder.” An "interested stockholder" for purposes of this Delaware law provision is a stockholder that is directly or indirectly a beneficial owner of 15% or more of the voting power of the outstanding voting stock of a Delaware corporation (or its affiliate or associate). This provision prohibits certain business combinations between an interested stockholder and a corporation for a period of three years after the date the interested stockholder became an interested stockholder unless (i) the business combination is approved by the corporation's Board of Directors prior to such date; (ii) the interested stockholder acquired at least 85% of the voting stock of the corporation in the transaction in which such stockholder became an interested stockholder; or (iii) the business combination is approved by a majority of the Board of Directors and the affirmative vote, which cannot be in the form of a written consent, of the holders of two-thirds of the outstanding voting stock not held by the interested stockholder. A Delaware corporation may elect, pursuant to its Certificate of Incorporation or Bylaws, not to be governed by this provision. The Certificate of Incorporation of TGC-Delaware contains such an election providing that it will not be governed by DGCL Section 203.

The Tennessee Investor Protection Act (the "Investor Protection Act") limits the circumstances in which offerors may make a takeover offer of a Tennessee corporation if the offeror beneficially owns five percent (5%) or more of the equity securities of the Tennessee corporation, any of which were purchased within one year before the proposed takeover offer. The offeror may not make a takeover offer unless it has previously made a public announcement of its intention with respect to changing or influencing the management or control of the Tennessee corporation, has made a full, fair and effective disclosure of such intention to the persons from whom the offeror intends to acquire such securities, and has filed with the Commissioner of Commerce and Insurance and the Tennessee corporation a statement of such intention. Additionally, an offeror may not make a takeover offer involving a Tennessee corporation which is not made to the holders of record or beneficial owners of the equity securities of the Tennessee corporation who reside in Tennessee, or which is not made to such residents on substantially the same terms as the offer is made to those holders or owners who reside outside of Tennessee. The Investor Protection Act does not apply to offers made on substantially equal terms to all stockholders and as to which the board of directors of the target company has recommended acceptance to such stockholders if the terms have been disclosed to such stockholders. Delaware does not have any similar requirements.

Under the Tennessee Control Share Acquisition Act (the "TCSAA"), a person who acquires or, in certain circumstances, who has an intention to acquire, "control shares" must obtain approval of a majority of the stockholders, subject to certain exceptions, in order to vote the shares that the acquiror acquires. The TCSAA is not applicable to the Company because it has not elected to be covered by the TCSAA. There is no similar provision under Delaware law.

The Tennessee Greenmail Act prohibits a Tennessee corporation from purchasing or agreeing to purchase any of its securities at a price in excess of "market value" from a holder of three percent (3%) or more of any class of such securities who has beneficially owned such securities for less than two (2) years, unless such purchase has been approved by the affirmative vote of a majority of the outstanding shares of each class of voting stock issued by the corporation or such corporation makes an offer of at least equal value per share to all holders of shares of such class. Because the DGCL does not contain a greenmail statute, the Tennessee Greenmail Act provides stockholders of the Company with certain rights in connection with the purchase by the Company of its own stock at a price in excess of fair market value that are not afforded to stockholders of TGC-Delaware under the DGCL.

DISSENTER’S RIGHTS

Dissenter’s rights are not available to the shareholders of the Company. Under TCBA Section 48-23-102 dissenter’s rights are not available with respect to any shares of a security, if, as of the date of the transaction, the security is listed on an exchange registered under Section 6 of Securities Exchange Act of 1934 or is a “national market system security” within the meaning of the 1934 Act. Similarly, DGCL Section 262 provides that dissenter’s rights are not available to a shareholder of a Delaware corporation whose shares are listed on a national exchange or where shares are held of record by more than 2,000 holders. Since the Company’s Common Stock is currently listed, and the shares of TGC-Delaware will continue to be listed, on the NYSE Amex, dissenter’s rights are not available to shareholders of the Company while incorporated in Tennessee and will not be available to the Company’s shareholders in connection with the Reincorporation or to the shareholders of TGC-Delaware while incorporated in Delaware.

FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of the material U.S. federal income tax consequences of the Reincorporation to Company stockholders who hold Common Stock as a capital asset. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations thereunder, and administrative rulings and court decisions in effect as of the date hereof, all of which are subject to change at any time, possibly with retroactive effect. This summary is not a complete description of all of the consequences of the Reincorporation and, in particular, may not address U.S. federal income tax considerations applicable to stockholders subject to special treatment under U.S. federal income tax law (such as non-U.S. persons, financial institutions, dealers in securities, insurance companies, tax-exempt entities, holders who acquired Common Stock pursuant to the exercise of an employee stock option or right or otherwise as compensation, and holders who hold Common Stock as part of a hedge, straddle or conversion transaction). In addition, no information is provided herein with respect to the tax consequences of the Reincorporation under applicable foreign, state or local laws.

The Reincorporation will be treated as a reorganization within the meaning of Section 368(a) of the Code and, accordingly:

1. No gain or loss will be recognized by the Company or TGC-Delaware as a result of the Reincorporation;

2. No gain or loss will be recognized by the stockholders of the Company upon the receipt of TGC-Delaware Common Stock pursuant to the Reincorporation;

3. Each former holder of shares of Common Stock will have the same aggregate tax basis in the TGC-Delaware Common Stock received by such holder pursuant to the Reincorporation as such holder has in the shares of the Common Stock of the Company on the Effective Date; and

4. Each stockholder's holding period with respect to the TGC-Delaware Common Stock will include the period during which such holder held the shares of the Company’s

Common Stock, provided the latter were held by such holder as a capital asset on the Effective Date. The Company does not intend to request a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Reincorporation. Accordingly, there can be no assurance that the IRS will not challenge such conclusions or that a court will not sustain such challenge.

COMPANY STOCKHOLDERS ARE URGED TO CONSULT WITH THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REINCORPORATION TO THEM, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND OF POTENTIAL CHANGES TO APPLICABLE TAX LAW.

EFFECT OF VOTE FOR REINCORPORATION

A vote in favor of the Reincorporation proposal is a vote to approve the Plan of Merger and therefore the Reincorporation.  A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Company being governed by the laws of Delaware, the TGC-Delaware Certificate of Incorporation and the TGC-Delaware Bylaws.

EFFECT OF NOT OBTAINING THE REQUIRED VOTE FOR APPROVAL

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Tennessee and be subject to the laws of Tennessee and the Company’s existing Charter and Bylaws.

BOARD RECOMMENDATION AND VOTE REQUIRED

The Board deems approval of Proposal No. 2 to approve the Reincorporation of the Company from Tennessee to Delaware to be in the best interests of the Company and therefore, recommends a vote FOR Proposal No. 2.  If a quorum is present at the annual meeting, the Plan of Merger and Reincorporation will be approved upon the affirmative vote by a majority of votes cast on the Proposal by the stockholders present at the meeting in person or by proxy. Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted for the approval of the Plan of Merger and Reincorporation. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (i.e., a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter. An abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" Proposal No. 2 because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this Proposal.

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF
RODEFER MOSS & CO, PLLC AS INDEPENDENT AUDITORS

The Board of Directors has selected the firm of Rodefer Moss & Co, PLLC (“Rodefer Moss”) of Knoxville, Tennessee, independent certified public accountants, to audit the accounts for the Company for fiscal year ending December 31, 2011 ("Fiscal 2011"). Rodefer Moss has audited the Company's financial statements for the past six (6) fiscal years.  The Company is advised that neither Rodefer Moss nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers Rodefer Moss to be well qualified for the function of serving as the Company's auditors. Tennessee Law does not require the approval of the selection of auditors by the Company's stockholders, but in view of the importance of the financial statement to stockholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the stockholders disapprove of the selection, the Board of Directors will consider the selection of other auditors.

AUDIT AND NON-AUDIT FEES

The following table presents the fees for professional audit services rendered by the Company’s current independent accountants, Rodefer Moss, for the audit of the Company’s annual consolidated financial statements for the fiscal years ended December 31, 2010 and December 31, 2009, and fees for other services rendered by Rodefer Moss during those periods:

AUDIT AND NON-AUDIT FEES

	2010	2009

Audit Fees	$ 113,360	$ 147,351

Audit-Related Fees		9,787
	-
Tax Fees	-	-

All Other Fees	-	-

Total Fees	$ 113,360	$ 157,138

Audit fees include fees related to the services rendered in connection with the annual audit of the Company’s consolidated financial statements, the quarterly reviews of the Company’s quarterly reports on Form 10-Q and the reviews of and other services related to registration statements and other offering memoranda.

Audit-related fees are for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees include services for (i) tax compliance, (ii) tax advice, (iii) tax planning and (iv) tax reporting.

All Other Fees includes fees for all other services provided by the principal accountants not covered in the other categories such as litigation support, etc.

All of the services for 2010 and 2009 were performed by the full-time, permanent employees of Rodefer Moss.

All of the 2010 services described above were approved by the Audit Committee pursuant to the SEC rule that requires audit committee pre-approval of audit and non-audit services provided by the Company’s independent auditors. The Audit Committee considered whether the provisions of such services, including non-audit services, by Rodefer Moss were compatible with maintaining its independence and concluded they were.

BOARD RECOMMENDATION AND VOTE REQUIRED

The Board of Directors recommends that you vote in favor of the above proposal to ratify the appointment of Rodefer Moss & Co, PLLC as independent auditors of the Company for Fiscal 2011.  A representative of Rodefer Moss & Co, PLLC is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Audit Committee and the Board of Directors will review the future selection of the Company's independent auditors.

Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted for the ratification of the selection by the Board of Directors of Rodefer Moss & Co, PLLC as the Company's independent certified public accountants for Fiscal 2011. Shares voted as abstaining will count as votes cast. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (i.e., a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter. An abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" Proposal No. 2 because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

STOCKHOLDERS' PROPOSALS

Proposals of stockholders intended to be presented at the 2012 annual meeting must be received in writing, by the Chief Executive Officer of the Company at its offices by December 29, 2011 in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

SEC rules and regulations provide that if the date of the Company's 2012 Annual Meeting is advanced or delayed more than 30 days from the date of the 2011 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2012 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2012 Annual Meeting. Upon determination by the Company that the date of the 2012 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2011 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

By Order of the Board of Directors

Cary V. Sorensen, Secretary

TENGASCO, INC.

THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jeffrey R. Bailey and Cary V. Sorensen as proxies (the "Proxies"), each with power of substitution and re-substitution, to vote all shares of Common Stock, $.001 par value per share, of Tengasco, Inc. (the "Company") held of record by the undersigned on April 5, 2011 at the Annual Meeting of stockholders to be held at the Homewood Suites by Hilton, 10935 Turkey Drive, Knoxville, Tennessee, on Monday, June 20, 2011, at 9:00 A.M. local time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

Please mark boxes /   / in blue or black ink.

1.       Election of Directors: Jeffrey R. Bailey, Matthew K. Behrent, Hughree F. Brooks,
John A. Clendening, and Peter E. Salas.

(Mark only one of the two boxes for this item)

/ /	VOTE FOR all nominees named above except those who may be named on these two lines:

____________________________________________________________
____________________________________________________________
(OR)

/ /	VOTE WITHHELD as to all nominees named above.

2.           Proposal to approve changing the State of Incorporation of the Company from Tennessee to Delaware.

FOR           /   /           AGAINST                      /   /           ABSTAIN                      /   /

3.           Proposal to ratify appointment of Rodefer Moss & Co, PLLC as the Company's independent certified public accountants for Fiscal 2011:

FOR           /   /           AGAINST                      /   /           ABSTAIN                      /   /

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted "FOR" Proposals 1, 2 and 3.

Please mark, date, and sign and return this Proxy promptly in the enclosed envelope.

Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney or executor, administrator, trustee or guardian, please give your full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Dated: _______________________, 2011

X ____________________________Signature

X _____________________________
Print Name(s)

X ____________________________Signature, if held jointly